UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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☒	Preliminary Information Statement

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☐	Definitive Information Statement

BERGIO INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

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BERGIO INTERNATIONAL, INC.

12 Daniel Road E.

Fairfield, New Jersey 07004

To:  The Holders of the Common Stock of Bergio International, Inc.

Re:  Action by Written Consent In lieu of Annual Meeting of Stockholders

This Information Statement is furnished by the Board of Directors of Bergio International, Inc., a Wyoming corporation (the “Company”, or “BRGO”), to holders of record of the Company’s common stock, $0.00001 par value per share, at the close of business on February 10, 2021. The purpose of this Information Statement is to inform the Company’s stockholders of certain actions taken by the written consent of the holders of a majority of the Company’s voting stock, dated as of February 10, 2021, in lieu of an Annual Meeting of stockholders.

1.To grant the Board of Directors the authority to amend the Company’s Certificate of Designation for Series A Preferred Stock.

2.To grant the Board of Directors the authority to file the Company’s Certificate of Designation for newly created Series B Preferred Stock.

3.To grant the Board of Directors the authority to file the Company’s Certificate of Designation for newly created Series C Preferred Stock.

4.To grant the Board of Directors the authority to amend the Company’s Articles of Incorporation to increase the authorized shares of Common Stock.

The foregoing actions were approved on February 10, 2021 by our Board of Directors. In addition, on February 10, 2021, Berge Abajian, the majority holder of the Company’s outstanding voting securities, as of the record date, approved the foregoing actions. The number of shares voting for the proposals was sufficient for approval because Berge Abajian owns 51 shares of Series A Preferred Stock which in the aggregate, gives him voting rights equal to 51% of the issued and outstanding shares of the Company’s common stock.

The Wyoming Business Corporation Act, Title 17, Chapter 16 of the Revised Wyoming Statutes (the “Wyoming Business Corporation Act”) provides in part that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.

In order to eliminate the costs and management time involved in obtaining proxies and in order to affect the above actions as early as possible in order to accomplish the purposes of the Company as herein described, the Board consented to the utilization of, and did in fact obtain, the written consent of the Consenting Stockholders who collectively own shares representing a majority of our Common Stock.

The above actions taken by the Company’s stockholders will become effective on or about March 14, 2021 and are more fully described in the Information Statement accompanying this Notice. Under the rules of the Securities and Exchange Commission, the above actions cannot become effective until at least 20 days after the accompanying Information Statement has been distributed to the stockholders of the Company.

The entire cost of furnishing this Information Statement will be borne by the Company. The Company may request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. The accompanying Information Statement is furnished only to inform our stockholders of the actions described above before they take place in accordance with Rule 14c-2 of the Securities Exchange Act of 1934. This Information Statement will be first distributed to you on or about February 24, 2021.

February 24, 2021

Fairfield, New Jersey

BERGIO INTERNATIONAL, INC.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

INFORMATION STATEMENT

INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT HAVE BEEN APPROVED BY HOLDERS OF A MAJORITY OF OUR COMMON STOCK. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THERE ARE NO DISSENTERS’ RIGHTS WITH RESPECT TO THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT.

INTRODUCTION

This Information Statement is being mailed or otherwise furnished to the holders of common stock, $0.00001 par value per share (the “Common Stock”) of Bergio International, Inc., a Wyoming corporation (“We” or the “Company”) by the Board of Directors to notify them about a certain action that the holders of a majority of the Company’s outstanding voting stock have taken by written consent, in lieu of an Annual Meeting of the stockholders. The action was taken on February 10, 2021. Copies of this Information Statement are first being sent on or about February 24, 2021 to the holders of record on February 10, 2021 of the outstanding shares of the Company’s Common Stock.

General Information

Stockholders of the Company owning a majority of the Company’s outstanding voting securities have approved the following actions (the “Actions”) by written consent dated February 10, 2021, in lieu of a meeting of the stockholders:

1.To grant the Board of Directors the authority to amend the Company’s Certificate of Designation for Series A Preferred Stock.

2.To grant the Board of Directors the authority to file the Company’s Certificate of Designation for newly created Series B Preferred Stock.

3.To grant the Board of Directors the authority to file the Company’s Certificate of Designation for newly created Series C Preferred Stock.

4.To grant the Board of Directors the authority to amend the Company’s Articles of Incorporation to increase the authorized shares of Common Stock.

The Company may ask brokers and other custodians, nominees, and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

Dissenters’ Right of Appraisal

No dissenters’ or appraisal rights under the Wyoming Business Corporation Act are afforded to the Company’s stockholders as a result of the approval of the actions set forth above.

Vote Required

The vote, which was required to approve the above actions, was the affirmative vote of the holders of a majority of the Company’s voting stock. Each holder of Common Stock is entitled to one (1) vote for each share of Common Stock held. The date used for purposes of determining the number of outstanding shares of voting stock of the Company entitled to vote is February 10, 2021. The record date for determining those shareholders of the Company entitled to receive this Information Statement is the close of business on February 10, 2021 (the “Record Date”). As of the Record Date, the Company had outstanding 147,142,212 shares of Common Stock. Holders of the Common Stock have no preemptive rights. All outstanding shares are fully paid and nonassessable. The transfer agent for the Common Stock is Empire Stock Transfer, Inc., 1859 Whitney Mesa Drive, Henderson, Nevada, 89014.  Telephone:  702-818-5898.

Vote Obtained - Wyoming Business Corporation Act

The Wyoming Business Corporation Act provides that any action required to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock, having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

To eliminate the costs and management time involved in soliciting and obtaining proxies to approve the actions and to effectuate the Actions as early as possible to accomplish the purposes of the Company as hereafter described, the Board of Directors of the Company voted to utilize, and did in fact obtain, the written consent of the holders of a majority of the voting power of the Company. The consenting shareholder and his respective approximate ownership percentage of the voting stock of the Company is as follows: Berge Abajian, CEO, President and sole Director of the Company:  Berge Abajian owns 51 shares of Series A Preferred Stock, which in the aggregate gives him voting rights equal to 51% of the issued and outstanding shares of the Company’s Common Stock, thus giving Mr. Abajian the voting power equivalent to 75,042,528 shares of Common Stock.

This Information Statement is being distributed pursuant to the requirements of Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) to the Company’s stockholders on the Record Date. The corporate action described herein will be effective approximately 20 days (the “20-day Period”) after the distributing of this Information Statement. The 20-day Period is expected to conclude on or about March 14, 2021.

The entire cost of furnishing this Information Statement will be borne by the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information as of the Record Date with respect to the beneficial ownership of Common Stock by (i) each person known by us to be the beneficial owner of more than 5% of our outstanding Common Stock as of the Record Date (ii) our current directors, (iii) each person who will become a director on or after the tenth day following our mailing of this Information Statement, (iv) each of newly named executive officers and (v) all of our newly named executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. Except as indicated by footnote and subject to community property laws, where applicable, to our knowledge the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock that are shown as beneficially owned by them. In computing the number of shares of Common Stock owned by a person and the percentage ownership of that person, any such shares subject to options and warrants held by that person that are exercisable as of the Record Date or that will become exercisable within 60 days thereafter are deemed outstanding for purposes of that person’s percentage ownership but not deemed outstanding for purposes of computing the percentage ownership of any other person. The percent of class is based on 147,142,212 shares of common stock issued and outstanding as of the date of this report. Unless otherwise indicated, the mailing address of each individual is c/o Bergio International, Inc., 12 Daniel Road E., Fairfield, New Jersey, 07004

Name	Number of Shares of Common stock	Percentage	Number of Shares of Series A Preferred Stock	Percentage of Series A Preferred Stock

Berge Abajian [1][2]	3	0%	51	100%

[1]Berge Abajian is the sole Officer and Director of the Company.  The 3 restricted common shares include 1 share owned by Berge Abajian in his own name, and 2 shares owned by members of his household.

[2]Berge Abajian also owns 51 shares of Series A Preferred Stock, giving him voting power equal to 51% of the Company’s issued and outstanding shares of Common Stock, which based on the issued and outstanding shares of our Common Stock on the Record Date, is equivalent to his ownership of 75,042,528 shares of Common Stock.

PROPOSAL 1

APPROVAL TO AFFECT AN AMENDMENT TO THE

SERIES A PREFERRED STOCK CERTIFICATE

OF DESIGNATION

We are seeking shareholder approval to file Amended and Restated Certificate of Designation for the Company’s Series A Preferred Stock, attached hereto as Appendix A.

Purpose of the Amendment to the Series A Preferred Stock Certificate of Designation

The purpose of the amendment to the Company’s Series A Preferred Stock is to provide our Chief Executive Officer, Berge Abajian, with continued majority voting control even after the issuance of all authorized shares of our newly created Series B Preferred Stock and Series C Preferred Stock as further detailed herein.    Under the current Series A Preferred Stock Certificate of Designation, filed on September 2, 2011, the number of authorized shares of Series A Preferred Stock is 51, giving Mr. Abajian voting rights equal to 51% of the issued and outstanding shares of the Company’s Common Stock.

The Amended and Restated Certificate of Designation for the Company’s Series A Preferred Stock, attached hereto as Appendix A, increases the number of authorized shares of our Series A Preferred Stock to 75, giving Mr. Abajian voting rights equal to 75% of the issued and outstanding shares of the Company’s Common Stock, which will allow Mr. Abajian to maintain majority voting control of the Company.

The aforementioned two changes to the Series A Preferred Stock Certificate of Designation are found in Appendix A, in “Section II. (B) Designation and Amount; Dividends” and “VI. Voting Rights” as follows, and in all other respects the Series A Preferred Stock Certificate of Designation as filed on September 2, 2011 remains unchanged:

II.  DESIGNATION AND AMOUNT; DIVIDENDS

B.  Number of Shares .  The number of shares of Series A Preferred Stock authorized shall be Seventy-Five (75) shares.  Each share of Series A Preferred Stock shall have a stated value equal to $0.001 (as may be adjusted for any stock dividends, combinations or splits with respect to such shares) (the “Series A Stated Value”).

VI.  VOTING RIGHTS

Each one (1) share of the Series A Preferred Stock shall have voting rights equal to One Percent (1%) of the issued and outstanding shares of the Corporation’s Common Stock on the date of any such vote, such that the Holder of all Seventy-Five (75) shares of Series A Preferred Stock, shall always have voting rights equal to Seventy-Five Percent (75%) of the issued and outstanding shares of the Corporation’s Common Stock.

With respect to all matters upon which stockholders are entitled to vote or to which stockholders are entitled to give consent, the holders of the outstanding shares of Series A Preferred Stock shall vote together with the holders of Common Stock without regard to class, except as to those matters on which separate class voting is required by applicable law or the Corporation’s Articles of Incorporation or by-laws.

The Board unanimously approved and recommended seeking shareholder approval of this proposal to file Amended and Restated Certificate of Designation for the Company’s Series A Preferred Stock, on February 10, 2021.

Conversion Rights

The Series A Preferred Stock is not convertible into the Company’s shares of Common Stock.

Majority Voting Control Remains with Berge Abajian

Our CEO, Berge Abajian, holds all 51 shares of our Series A Preferred Stock, and as such he holds majority voting power.  Because the existing Certificate of Designation of the Company’s Series A Preferred Stock, which was filed on September 2, 2011, already provides the holder with a vote equal to 1% of the Company’s issued and outstanding shares of Common Stock for each share of Series A Preferred Stock, Mr. Abajian already votes the equivalent of 51% of our issued and outstanding shares of Common Stock on any matter put to a shareholder vote.

Once the Company files the proposed Amended and Restated Certificate of Designation for the Company’s Series A Preferred Stock, Mr. Abajian will still maintain voting control, except that he will be entitled to vote the equivalent of 75% of the issued and outstanding shares of Common Stock.  In that way, Mr. Abajian maintains voting control, albeit by a larger majority.

Dissenters’ or Appraisal Rights

Our shareholders are not entitled to dissenters’ or appraisal rights with respect to an amendment of our Series A Preferred Stock, and we will not independently provide shareholders with any such right.

Interests of Directors and Executive Officers

Our sole officer and director, Berge Abajian, has no substantial interests, directly or indirectly, in the matters set forth in this proposal to file Amended and Restated Certificate of Designation for the Company’s Series A Preferred Stock except to the extent of his ownership of shares of our Common Stock and the Series A Preferred Stock.

Vote Required

Berge Abajian, the Majority Shareholder executed and delivered to the Company a written consent approving the action set forth herein. Since the action has been approved by the Majority Stockholder, no proxies are being solicited with this Information Statement.

PROPOSAL 2

APPROVAL TO FILE A CERTIFICATE

OF DESIGNATION FOR NEWLY CREATED SERIES B PREFERRED STOCK

We are seeking shareholder approval to file a Certificate of Designation for the newly created Company’s Series B Preferred Stock, attached hereto as Appendix B.

The Acquisition Agreement and Amendment (detailed in the Company’s Current Report on Form 8-K as filed with the SEC on February 17, 2021), require the Company to issue a total of 3,000 shares of the Series B Preferred Stock to the Selling Shareholders of Digital Age Business, Inc. upon Closing, and also allow them to earn up to an additional 1,900 shares of Series B Preferred Stock if the Acquisition Sub meets the performance benchmarks as detailed in the Acquisition Agreement and Amendment.

The Board unanimously approved and recommended seeking shareholder approval of this proposal to file a Certificate of Designation for the Company’s Series B Preferred Stock, on February 10, 2021.

Dividends

The Certificate of Designation for the Series B Preferred Stock provides, in part, that the holders of the Company’s Series B Preferred Stock are entitled to receive dividends, as set forth in “Section 2 Dividends”, as follows:

Section 2. Dividends.

(a)  Holders of Series B Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors out of funds legally available therefor, and the Company shall accrue, quarterly in arrears on March 31, June 30, September 30, and December 31 of each year, commencing on the Issuance Date, cumulative dividends on the Series B Preferred Stock at the rate per share (as a percentage of the Stated Value per share) equal to two percent (2%) per annum on the Stated Value., payable in additional shares of Series B Preferred Stock.

Conversion Rights of Series B Preferred Stock

The Series B Preferred Stock allows the holders thereof to convert all or a portion of their shares of Series B Preferred Stock into the Company’s shares of Common Stock at any time. “Section 5 Conversion” describes the conversion metrics, which essentially will allow the holders of all 4,900 authorized shares of Series B Preferred Stock, (if and when all authorized Series B Preferred Stock are issued), to convert into an aggregate of 49% of the issued and outstanding shares of the Company’s Common Stock, as follows:

Section 5. Conversion.

(a)  Conversion at Option of Holder. Each share of Series B Preferred Stock shall be convertible into 0.01% of the total issued and outstanding shares of the Company’s Common Stock, (such that all 4,900 authorized shares of Series B Preferred Stock, if issued and outstanding, would be convertible in the aggregate into 49% of the total issued and outstanding shares of the Company’s Common Stock) (as determined at the earlier of (i) the date of Conversion of the Series B Preferred Stock; and (ii) eighteen (18) months following February 8, 2021) (“Conversion Ratio”).

Since the Acquisition Agreement and Amendment require the Company to issue a total of 3,000 shares of the Series B Preferred Stock to the Selling Shareholders of Digital Age Business, Inc. upon Closing, it is possible for those 3,000 shares of Series B Preferred Stock to be converted into 30% of the Company’s issued and outstanding shares of Common Stock. If the additional 1,900 authorized shares of Series B Preferred Stock are later issued to the Selling Shareholders when Acquisition Sub meets the performance benchmarks set forth in the Acquisition Agreement and Amendment, those Selling Shareholders would, in the aggregate, be able to convert into a total of 49% of the issued and outstanding shares of the Company’s Common Stock.

Voting Rights of Series B Preferred Stock

The Series B Preferred Stock allows each holder thereof to vote on an “as converted basis” meaning that each share of Series B Preferred Stock has a vote equal to 0.01% of the total issued and outstanding shares of the Company’s Common Stock, such that all 4,900 authorized shares of Series B Preferred Stock, if issued and outstanding, would in the aggregate, be eligible to cast votes equivalent to 49% of the total issued and outstanding shares of the Company’s Common Stock, (as determined at the earlier of (i) the date of Conversion of the Series B Preferred Stock; and (ii) eighteen (18) months following February 8, 2021). “Section 3 Voting Rights; Negative Covenants” states, in part, as follows:

Section 3. Voting Rights; Negative Covenants.

Each holder of the Series B Preferred Stock shall have the right to vote on any matter that may from time to time be submitted to the Company's shareholders for a vote, on an as-converted basis, either by written consent or by proxy.

Majority Voting Control Remains with Berge Abajian

The issuance of newly created Series B Preferred Stock will not change the majority voting control of the Company, even if all of the 4,900 authorized shares of Series B Preferred Stock are issued. Our CEO, Berge Abajian, holds all 51 shares of our Series A Preferred Stock, and as such he holds majority voting power.  Because the existing Certificate of Designation of the Company’s Series A Preferred Stock, which was filed on September 2, 2011, already provides the holder with a vote equal to 1% of the Company’s issued and outstanding shares of Common Stock for each share of Series A Preferred Stock, Mr. Abajian already votes the equivalent of 51% of our issued and outstanding shares of Common Stock on any matter put to a shareholder vote.

Once the Company files the proposed Amended and Restated Certificate of Designation for the Company’s Series A Preferred Stock as shown in Proposal 1, Mr. Abajian will still maintain voting control, except that he will be entitled to vote the equivalent of 75% of the issued and outstanding shares of Common Stock.  In that way, Mr. Abajian maintains voting control, albeit by a larger majority.

Dissenters’ or Appraisal Rights

Our shareholders are not entitled to dissenters’ or appraisal rights with respect to our Series B Preferred Stock, and we will not independently provide shareholders with any such right.

Interests of Directors and Executive Officers

Our sole officer and director, Berge Abajian, has no substantial interests, directly or indirectly, in the matters set forth in this proposal to file the Certificate of Designation for the Company’s newly created Series B Preferred Stock except to the extent of his ownership of shares of our Common Stock and the Series A Preferred Stock.

Vote Required

Berge Abajian, the Majority Shareholder executed and delivered to the Company a written consent approving the action set forth herein. Since the action has been approved by the Majority Stockholder, no proxies are being solicited with this Information Statement.

PROPOSAL 3

APPROVAL TO FILE A CERTIFICATE

OF DESIGNATION FOR NEWLY CREATED SERIES C PREFERRED STOCK

We are seeking shareholder approval to file a Certificate of Designation for the newly created Company’s Series C Preferred Stock, attached hereto as Appendix C.

The Board unanimously approved and recommended seeking shareholder approval of this proposal to file Amended and Restated Certificate of Designation for the Company’s Series C Preferred Stock, on February 10, 2021.

The Acquisition Agreement and Amendment (detailed in the Company’s Current Report on Form 8-K as filed with the SEC on February 17, 2021) require the Company to issue a total of 5 shares of the Series C Preferred Stock to Southridge (or its affiliates as directed by Southridge) upon Closing.

The Board unanimously approved and recommended seeking shareholder approval of this proposal to file a Certificate of Designation for the Company’s Series C Preferred Stock, on February 10, 2021.

Dividends

The Certificate of Designation for the Series C Preferred Stock provides, in part, that the holders of the Company’s Series C Preferred Stock are entitled to receive dividends, as set forth in “Section 2 Dividends”, as follows:

Section 2. Dividends.

(a)  Holders of Series C Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors out of funds legally available therefor, and the Company shall accrue, quarterly in arrears on March 31, June 30, September 30, and December 31 of each year, commencing on the Issuance Date, cumulative dividends on the Series C Preferred Stock at the rate per share (as a percentage of the Stated Value per share) equal to two percent (2%) per annum on the Stated Value., payable in additional shares of Series C Preferred Stock.

Conversion Rights of Series C Preferred Stock

The Series C Preferred Stock allows the holders thereof to convert all or a portion of their shares of Series C Preferred Stock into the Company’s shares of Common Stock at any time.   “Section 5 Conversion” describes the conversion metrics, which essentially will allow the holders of all 5 authorized shares of Series C Preferred Stock, when issued, to convert into an aggregate of 5% of the issued and outstanding shares of the Company’s Common Stock, as follows:

Section 5. Conversion.

(a)  Conversion at Option of Holder. Each share of Series C Preferred Stock shall be convertible into 1% of the total issued and outstanding shares of the Company’s Common Stock (as determined at the earlier of (i) the date of Conversion of the Series C Preferred Stock; and (ii) eighteen (18) months following February 8, 2021) (“Conversion Ratio”), at the option of a Holder, at any time and from time to time, from and after the issuance of the Series C Preferred Stock, except that such conversion will automatically be adjusted so that the Holder’s total beneficial ownership does not exceed greater than 9.99% of the issued and outstanding shares of the Company’s Common Stock.

Since the Acquisition Agreement and Amendment require the Company to issue a total of 5 shares of the Series C Preferred Stock to Southridge (or its affiliates as directed by Southridge) upon Closing, it is possible for those 5 shares of Series C Preferred Stock to be converted into 5% of the Company’s issued and outstanding shares of Common Stock, subject to the provision that the Holder’s total beneficial ownership does not exceed greater than 9.99% of the issued and outstanding shares of the Company’s Common Stock.

Voting Rights of Series C Preferred Stock

The Series C Preferred Stock allows each holder thereof to vote on an “as converted basis” meaning that each share of Series C Preferred Stock has a vote equal to 1% of the total issued and outstanding shares of the Company’s Common Stock, such that all 5 authorized shares of Series C Preferred Stock, if issued and outstanding, would in the aggregate, be eligible to cast votes equivalent to 5% of the total issued and outstanding shares of the Company’s Common Stock, (as determined at the earlier of (i) the date of Conversion of the Series B Preferred Stock; and (ii) eighteen (18) months following February 8, 2021).  “Section 3 Voting Rights; Negative Covenants” states, in part, as follows:

Section 3. Voting Rights; Negative Covenants.

Each holder of the Series C Preferred Stock shall have the right to vote on any matter that may from time to time be submitted to the Company's shareholders for a vote, on an as-converted basis, either by written consent or by proxy.

Majority Voting Control Remains with Berge Abajian

The issuance of newly created Series C Preferred Stock will not change the majority voting control of the Company, even when all of the 5 authorized shares of Series C Preferred Stock are issued.   Our CEO, Berge Abajian, holds all 51 shares of our Series A Preferred Stock, and as such he holds majority voting power.  Because the existing Certificate of Designation of the Company’s Series A Preferred Stock, which was filed on September 2, 2011, already provides the holder with a vote equal to 1% of the Company’s issued and outstanding shares of Common Stock for each share of Series A Preferred Stock, Mr. Abajian already votes the equivalent of 51% of our issued and outstanding shares of Common Stock on any matter put to a shareholder vote.

Once the Company files the proposed Amended and Restated Certificate of Designation for the Company’s Series A Preferred Stock as shown in Proposal 1, Mr. Abajian will still maintain voting control, except that he will be entitled to vote the equivalent of 75% of the issued and outstanding shares of Common Stock.  In that way, Mr. Abajian maintains voting control, albeit by a larger majority.

Dissenters’ or Appraisal Rights

Our shareholders are not entitled to dissenters’ or appraisal rights with respect to the issuance of our Series C Preferred Stock, and we will not independently provide shareholders with any such right.

Interests of Directors and Executive Officers

Our sole officer and director, Berge Abajian, has no substantial interests, directly or indirectly, in the matters set forth in this proposal to file the Certificate of Designation for the Company’s Series C Preferred Stock except to the extent of his ownership of shares of our Common Stock and the Series A Preferred Stock.

Vote Required

Berge Abajian, the Majority Shareholder executed and delivered to the Company a written consent approving the action set forth herein. Since the action has been approved by the Majority Stockholder, no proxies are being solicited with this Information Statement.

PROPOSAL 4

APPROVAL TO FILE AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK

We are seeking shareholder approval to file Amended and Restated Articles of Incorporation to increase the authorized shares of the Company’s shares of Common Stock to Three Billion (3,000,000,000) shares. The proposed Amended and Restated Articles of Incorporation are attached hereto as Appendix D.

The Board unanimously approved and recommended seeking shareholder approval of this proposal to file Amended and Restated Articles of Incorporation to increase the authorized shares of the Company’s shares of Common Stock to Three Billion (3,000,000,000) shares, on February 10, 2021.

Purpose of Increasing the Authorized Shares of Common Stock

It is necessary for the Company to increase its authorized shares of Common Stock in order to accommodate the share reserves needed a) upon the conversion of the Series B Preferred Stock, b) upon the conversion of the Series C Preferred Stock, and c) for the financing detailed in the Company’s Current Report on Form 8-K, as filed with the SEC on February 24, 2021, which includes those shares of Common Stock necessary to reserve for the conversion of the Notes and the Warrants detailed therein, and d) to allow the Company sufficient authorized Common Stock to issue shares as needed for future rounds financing, whether through private placement offerings or a planned Registration Statement on Form S-1.

Majority Voting Control Remains with Berge Abajian

The increase in the authorized shares of the Company’s Common Stock to 3,000,000,000 shares will not change the majority voting control of the Company, even if all of the authorized shares of our Common Stock are issued.   Our CEO, Berge Abajian, holds all 51 shares of our Series A Preferred Stock, and as such he holds majority voting power.  Because the existing Certificate of Designation of the Company’s Series A Preferred Stock, which was filed on September 2, 2011, already provides the holder with a vote equal to 1% of the Company’s issued and outstanding shares of Common Stock for each share of Series A Preferred Stock, Mr. Abajian already votes the equivalent of 51% of our issued and outstanding shares of Common Stock on any matter put to a shareholder vote.

Once the Company files the proposed Amended and Restated Certificate of Designation for the Company’s Series A Preferred Stock as shown in Proposal 1, Mr. Abajian will still maintain voting control, except that he will be entitled to vote the equivalent of 75% of the issued and outstanding shares of Common Stock.  In that way, Mr. Abajian maintains voting control, albeit by a larger majority.

Dissenters’ or Appraisal Rights

Our shareholders are not entitled to dissenters’ or appraisal rights with respect to the amendment of our Articles of Incorporation to increase the authorized shares of the Company’s Common Stock, and we will not independently provide shareholders with any such right.

Interests of Directors and Executive Officers

Our sole officer and director, Berge Abajian, has no substantial interests, directly or indirectly, in the matters set forth in this proposal to file Amended and Restated Articles of Incorporation to increase the authorized shares of the Company’s shares of Common Stock to Three Billion (3,000,000,000) shares except to the extent of his ownership of shares of our Common Stock and the Series A Preferred Stock.

Vote Required

Berge Abajian, the Majority Shareholder executed and delivered to the Company a written consent approving the action set forth herein. Since the action has been approved by the Majority Stockholder, no proxies are being solicited with this Information Statement.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Exchange Act and files reports and other information with the SEC. Such reports and other information filed by the Company may be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549-2736.

By order of the Board of Directors

/s/ Berge Abajian

Berge Abajian, Chairman and Chief Executive Officer

February 24, 2021

Fairfield, New Jersey

Appendix A

CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF

SERIES A PREFERRED STOCK, $0.001 PAR VALUE PER SHARE

Bergio International, Inc., a corporation organized and existing under the laws of the State of Wyoming (the “Corporation”), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation (the “Board”) on February 10, 2021 in accordance with the provisions of its Articles of Incorporation (as amended, the “Articles of Incorporation”) and bylaws. The authorized series of the Corporation’s previously-authorized preferred stock shall have the following preferences, privileges, powers and restrictions thereof, as follows:

RESOLVED, that pursuant to the authority granted to and vested in the Board in accordance with the provisions of the Articles of Incorporation and bylaws of the Corporation, the Board hereby amends a series of the Corporation’s previously authorized preferred stock (the “Preferred Stock”), and hereby states the designation and number of shares, and fixes the relative rights, preferences, privileges, powers and restrictions thereof as follows:

I.  NAME OF THE CORPORATION

Bergio International, Inc.

II.  DESIGNATION AND AMOUNT; DIVIDENDS

A. Designation. The designation of said series of preferred stock shall be Series A Preferred Stock, $0.001 par value per share (the “Series A Preferred Stock”).

B. Number of Shares. The number of shares of Series A Preferred Stock authorized shall be Seventy-Five (75) shares.  Each share of Series A Preferred Stock shall have a stated value equal to $0.001 (as may be adjusted for any stock dividends, combinations or splits with respect to such shares) (the “Series A Stated Value”).

C. Dividends: Initially, there will be no dividends due or payable on the Series A Preferred Stock. Any future terms with respect to dividends shall be determined by the Board consistent with the Corporation’s Articles of Incorporation. Any and all such future terms concerning dividends shall be reflected in an amendment to this Certificate, which the Board shall promptly file or cause to be filed.

III.  LIQUIDATION AND REDEMPTION RIGHTS.

Upon the occurrence of a Liquidation Event (as defined below), the holders of Series A Preferred Stock are entitled to receive net assets on a pro rata basis. Each holder of Series A Preferred Stock is entitled to receive ratably any dividends declared by the Board, if any, out of funds legally available for the payment of dividends.  As used herein, “Liquidation Event” means (i) the liquidation, dissolution or winding-up, whether voluntary or involuntary, of the Corporation, (ii) the purchase or redemption by the Corporation of shares of any class of stock or the merger or consolidation of the Corporation with or into any other corporation or corporations, unless (a) the holders of the Series A Preferred Stock receive securities of the surviving corporation having substantially similar rights as the Series A Preferred Stock and the stockholders of the Corporation immediately prior to such transaction are holders of at least a majority of the voting securities of the successor corporation immediately thereafter (the “Permitted Merger”), unless the holders of the shares of Series A Preferred Stock elect otherwise or (b) the sale, license or lease of all or substantially all, or any material part of, the Corporation’s assets, unless the holders of Series A Preferred Stock elect otherwise.

IV.  CONVERSION.

No conversion of the Series A Preferred Stock is permitted.

V.  RANK.

All shares of the Series A Preferred Stock shall rank (i) senior to the Corporation’s Common Stock and any other class or series of capital stock of the Corporation hereafter created, (ii) pari passu with any class or series of capital stock of the Corporation hereafter created and specifically ranking, by its terms, on par with the Series A

Preferred Stock and (iii) junior to any class or series of capital stock of the Corporation hereafter created specifically ranking, by its terms, senior to the Series A Preferred Stock, in each case as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

VI.  VOTING RIGHTS.

Each one (1) share of the Series A Preferred Stock shall have voting rights equal to One Percent (1%) of the issued and outstanding shares of the Corporation’s Common Stock on the date of any such vote, such that the Holder of all Seventy-Five (75) shares of Series A Preferred Stock, shall always have voting rights equal to Seventy-Five Percent (75%) of the issued and outstanding shares of the Corporation’s Common Stock.

With respect to all matters upon which stockholders are entitled to vote or to which stockholders are entitled to give consent, the holders of the outstanding shares of Series A Preferred Stock shall vote together with the holders of Common Stock without regard to class, except as to those matters on which separate class voting is required by applicable law or the Corporation’s Articles of Incorporation or by-laws.

VII.  PROTECTION PROVISIONS.

So long as any shares of Series A Preferred Stock are outstanding, the Corporation shall not, without first obtaining the unanimous written consent of the holders of Series A Preferred Stock, alter or change the rights, preferences or privileges of the Series A Preferred so as to affect adversely the holders of Series A Preferred Stock.

XIII.  MISCELLANEOUS.

A. Status of Redeemed Stock.  In case any shares of Series A Preferred Stock shall be redeemed or otherwise repurchased or reacquired, the shares so redeemed, repurchased, or reacquired shall resume the status of authorized but unissued shares of preferred stock, and shall no longer be designated as Series A Preferred Stock.

B. Lost or Stolen Certificates. Upon receipt by the Corporation of (i) evidence of the loss, theft, destruction or mutilation of any Preferred Stock Certificate(s) and (ii) in the case of loss, theft or destruction, indemnity (with a bond or other security) reasonably satisfactory to the Corporation, or in the case of mutilation, the Preferred Stock Certificate(s) (surrendered for cancellation), the Corporation shall execute and deliver new Preferred Stock Certificates.

C. Waiver. Notwithstanding any provision in this Certificate of Designation to the contrary, any provision contained herein and any right of the holders of Series A Preferred granted hereunder may be waived as to all shares of Series A Preferred Stock (and the holders thereof) upon the unanimous written consent of the holders of the Series A Preferred Stock.

D. Notices:  Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally, by nationally recognized overnight carrier or by confirmed facsimile transmission, and shall be effective five (5) days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by nationally recognized overnight carrier or confirmed facsimile transmission, in each case addressed to a party as set forth below, or such other address and telephone and fax number as may be designated in writing hereafter in the same manner as set forth in this Section.

If to the Corporation:

Bergio International, Inc.

12 Daniel Road E.

Fairfield, NJ 07004

Attention: Berge Abajian

Telephone: (973) 227-3230

If to the holders of Series A Preferred, to the address listed in the Corporation’s books and records.

[signature page follows]

IN WITNESS WHEREOF, the undersigned has signed this certificate as of the 10th day of February 2021.

BERGIO INTERNATIONAL, INC.

By:  /s/ Berge Abajian

Name: Berge Abajian

Title:  Chief Executive Officer

Appendix B

BERGIO INTERNATIONAL, INC.

SERIES B 2% CONVERTIBLE PREFERRED STOCK TERMS

Section 1. Designation, Amount and Par Value.

The series of preferred stock shall be designated as the Series B 2% Convertible Preferred Stock (the “Series B Preferred Stock”), and the number of shares so designated and authorized shall be Four Thousand Nine Hundred (4,900). Each share of Series B Preferred Stock shall have a par value of $0.00001 per share and a stated value of $100 per share (the “Stated Value”).

Section 2. Dividends.

(a)  Holders of Series B Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors out of funds legally available therefor, and the Company shall accrue, quarterly in arrears on March 31, June 30, September 30, and December 31 of each year, commencing on the Issuance Date, cumulative dividends on the Series B Preferred Stock at the rate per share (as a percentage of the Stated Value per share) equal to two percent (2%) per annum on the Stated Value., payable in additional shares of Series B Preferred Stock. The party that holds the Series B Preferred Stock on an applicable record date for any dividend payment will be entitled to receive such dividend payment and any other accrued and unpaid dividends which accrued prior to such dividend payment date, without regard to any sale or disposition of such Series B Preferred Stock subsequent to the applicable record date but prior to the applicable dividend payment date.

(b)  So long as any shares of Series B Preferred Stock remain outstanding, neither the Company nor any subsidiary thereof shall, without the consent of the Holders of eighty percent (80%) of the shares of Series B Preferred Stock then outstanding (the “Requisite Holders), redeem, repurchase or otherwise acquire directly or indirectly any Junior Securities (as defined in Section 7), nor shall the Company directly or indirectly pay or declare any dividend or make any distribution upon, nor shall any distribution be made in respect of, any Junior Securities, nor shall any monies be set aside for or applied to the purchase or redemption (through a sinking fund or otherwise) of any Junior Securities.

Section 3. Voting Rights; Negative Covenants.

Each holder of the Series B Preferred Stock shall have the right to vote on any matter that may from time to time be submitted to the Company's shareholders for a vote, on an as-converted basis, either by written consent or by proxy. So long as any shares of Series B Preferred Stock are outstanding, the Company shall not and shall cause its subsidiaries not to, without the affirmative vote of the Requisite Holders, (a) alter or change adversely the powers, preferences or rights given to the Series B Preferred Stock, (b) alter or amend this Certificate of Designation, (c) amend its Articles of Incorporation, bylaws or other charter documents so as to affect adversely any rights of any Holders of the Series B Preferred Stock, (d) increase the authorized or designated number of shares of Series B Preferred Stock, (e) apart from shares issued as a dividend pursuant to Section 2 (a), issue any additional shares of Series B Preferred Stock (including the reissuance of any shares of Series B Preferred Stock converted for Common Stock) or (f) enter into any agreement with respect to the foregoing.

Section 4. Liquidation.

Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary or a Sale (as defined below) (a “Liquidation”), the holders of the Series B Preferred Stock shall be entitled to receive out of the assets of the Company, whether such assets are capital or surplus, for each share of Series B Preferred Stock an amount equal to the Stated Value plus all accrued but unpaid dividends per share, whether declared or not, and all other amounts in respect thereof then due and payable prior to any distribution or payment shall be made to the holders of any Junior Securities, and if the assets of the Company shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the holders of Series B Preferred Stock shall be distributed among the holders of Series B Preferred Stock ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. The Company shall mail written notice of any such Liquidation, not less than 45 days prior to the payment date stated therein, to each record Holder of Series B

Preferred Stock. A “Sale” shall mean a sale of the majority of assets, a merger (other than where the Company is the surviving entity) or consolidation by the Company with another corporation or other entity.

Section 5. Conversion.

(a)  Conversion at Option of Holder. Each share of Series B Preferred Stock shall be convertible into 0.01% of the total issued and outstanding shares of the Company’s Common Stock, (such that all 4,900 authorized shares of Series B Preferred Stock, if issued and outstanding, would be convertible in the aggregate into 49% of the total issued and outstanding shares of the Company’s Common Stock) (as determined at the earlier of (i) the date of Conversion of the Series B Preferred Stock; and (ii) eighteen (18) months following February 8, 2021) (“Conversion Ratio”), at the option of a Holder, at any time and from time to time, from and after the issuance of the Series B Preferred Stock.  A Holder shall affect a conversion by surrendering to the Company the original certificate or certificates representing the shares of Series B Preferred Stock to be converted to the Company, together with a completed form of conversion notice attached hereto as Exhibit B (the “Conversion Notice”). Each Conversion Notice shall specify the number of shares of Series B Preferred Stock to be converted, the date on which such conversion is to be affected, which date may not be prior to the date the Holder delivers such Conversion Notice (the “Conversion Date”). If no Conversion Date is specified in a Conversion Notice, the Conversion Date shall be the date that the Conversion Notice is delivered pursuant to this Section 5(a).  Subject to Section 5(b) hereof, each Conversion Notice, once given, shall be irrevocable.

(b)  The Company covenants that it will at all times: (i) reserve and keep available out of its authorized and unissued Common Stock solely for the purpose of issuance upon conversion of Series B Preferred Stock, as herein provided, free from preemptive rights or any other actual or contingent purchase rights of persons other than the holders of Series B Preferred Stock, not less than 100% of such number of shares of Common Stock as shall be issuable (taking into account the adjustments and restrictions of sub-section (b) upon the conversion of all outstanding shares of Series B Preferred Stock hereunder; and (ii) neither take nor approve any action which would alter the Conversion Rights set forth in Section 5 herein. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid and non-assessable.

(c )  Upon a conversion hereunder the Company shall not be required to issue stock certificates representing fractions of shares of Common Stock, but may if otherwise permitted and unless waived by the Holder of the Series B Preferred Stock, make a cash payment in respect of any final fraction of a share based on the Per Share Market Value at such time. If the Company elects not, or is unable, to make such a cash payment, the Holder of a share of Series B Preferred Stock shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

(d) The issuance of certificates for shares of Common Stock on conversion of Series B Preferred Stock shall be made without charge to the Holders thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such shares of Series B Preferred Stock so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

(e) Shares of Series B Preferred Stock converted into Common Stock shall be canceled and shall have the status of authorized but unissued shares of undesignated preferred stock; but no canceled Series B Preferred Shares may be reissued without the prior approval by the Requisite Holders.

(f) Any and all notices or other communications or deliveries to be provided by the Holders of the Series B Preferred Stock hereunder, including, without limitation, any Conversion Notice, shall be in writing and delivered by facsimile, sent by a nationally recognized overnight courier service, or sent by certified or registered mail, postage prepaid, addressed to the attention of the President of the Company at the facsimile telephone number or address of the principal place of business of the Company. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered by facsimile, sent by a nationally recognized overnight courier service or sent by certified or registered mail, postage prepaid, addressed to each Holder of Series B Preferred Stock at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:00 p.m. (New York time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:00 p.m. (New York time) on any date and earlier than 11:59 p.m. (New York time) on such date, (iii) four days after deposit in the United States mails, (iv) the Business Day (as defined in Section 7) following the date of mailing, if send by nationally recognized overnight courier service, or (v) upon actual receipt by the party to whom such notice is required to be given.

Appendix C

BERGIO INTERNATIONAL, INC.

SERIES C 2% CONVERTIBLE PREFERRED STOCK TERMS

Section 1. Designation, Amount and Par Value.

The series of preferred stock shall be designated as the Series C 2% Convertible Preferred Stock (the “Series C Preferred Stock”), and the number of shares so designated and authorized shall be Five (5). Each share of Series C Preferred Stock shall have a par value of $0.00001 per share and a stated value of $100 per share (the “Stated Value”).

Section 2. Dividends.

(a)  Holders of Series C Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors out of funds legally available therefor, and the Company shall accrue, quarterly in arrears on March 31, June 30, September 30, and December 31 of each year, commencing on the Issuance Date, cumulative dividends on the Series C Preferred Stock at the rate per share (as a percentage of the Stated Value per share) equal to two percent (2%) per annum on the Stated Value, payable in additional shares of Series C Preferred Stock. The party that holds the Series C Preferred Stock on an applicable record date for any dividend payment will be entitled to receive such dividend payment and any other accrued and unpaid dividends which accrued prior to such dividend payment date, without regard to any sale or disposition of such Series C Preferred Stock subsequent to the applicable record date but prior to the applicable dividend payment date.

(b)  So long as any shares of Series C Preferred Stock remain outstanding, neither the Company nor any subsidiary thereof shall, without the consent of the Holders of eighty percent (80%) of the shares of Series C Preferred Stock then outstanding (the “Requisite Holders), redeem, repurchase or otherwise acquire directly or indirectly any Junior Securities (as defined in Section 7), nor shall the Company directly or indirectly pay or declare any dividend or make any distribution upon, nor shall any distribution be made in respect of, any Junior Securities, nor shall any monies be set aside for or applied to the purchase or redemption (through a sinking fund or otherwise) of any Junior Securities.

Section 3. Voting Rights; Negative Covenants.

Each holder of the Series C Preferred Stock shall have the right to vote on any matter that may from time to time be submitted to the Company's shareholders for a vote, on an as-converted basis, either by written consent or by proxy. So long as any shares of Series C Preferred Stock are outstanding, the Company shall not and shall cause its subsidiaries not to, without the affirmative vote of the Requisite Holders, (a) alter or change adversely the powers, preferences or rights given to the Series C Preferred Stock, (b) alter or amend this Certificate of Designation, (c) amend its Articles of Incorporation, bylaws or other charter documents so as to affect adversely any rights of any Holders of the Series C Preferred Stock, (d) increase the authorized or designated number of shares of Series C Preferred Stock, (e) apart from shares issued as a dividend pursuant to Section 2 (a), issue any additional shares of Series C Preferred Stock (including the reissuance of any shares of Series C Preferred Stock converted for Common Stock) or (f) enter into any agreement with respect to the foregoing.

Section 4. Liquidation.

Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary or a Sale (as defined below) (a “Liquidation”), the holders of the Series C Preferred Stock shall be entitled to receive out of the assets of the Company, whether such assets are capital or surplus, for each share of Series C Preferred Stock an amount equal to the Stated Value plus all accrued but unpaid dividends per share, whether declared or not, and all other amounts in respect thereof then due and payable prior to any distribution or payment shall be made to the holders of any Junior Securities, and if the assets of the Company shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the holders of Series C Preferred Stock shall be distributed among the holders of Series C Preferred Stock ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. The Company shall mail written notice of any such Liquidation, not less than 45 days prior to the payment date stated therein, to each record Holder of Series C

Preferred Stock. A “Sale” shall mean a sale of the majority of assets, a merger (other than where the Company is the surviving entity) or consolidation by the Company with another corporation or other entity.

Section 5. Conversion.

(a)  Conversion at Option of Holder. Each share of Series C Preferred Stock shall be convertible into 1% of the total issued and outstanding shares of the Company’s Common Stock (as determined at the earlier of (i) the date of Conversion of the Series C Preferred Stock; and (ii) eighteen (18) months following February 8, 2021) (“Conversion Ratio”), at the option of a Holder, at any time and from time to time, from and after the issuance of the Series C Preferred Stock, except that such conversion will automatically be adjusted so that the Holder’s total beneficial ownership does not exceed greater than 9.99% of the issued and outstanding shares of the Company’s Common Stock.  A Holder shall affect a conversion by surrendering to the Company the original certificate or certificates representing the shares of Series C Preferred Stock to be converted to the Company, together with a completed form of conversion notice attached hereto as Exhibit B (the “Conversion Notice”). Each Conversion Notice shall specify the number of shares of Series C Preferred Stock to be converted, the date on which such conversion is to be affected, which date may not be prior to the date the Holder delivers such Conversion Notice (the “Conversion Date”). If no Conversion Date is specified in a Conversion Notice, the Conversion Date shall be the date that the Conversion Notice is delivered pursuant to this Section 5(a).  Subject to Section 5(b) hereof, each Conversion Notice, once given, shall be irrevocable.

(b)  The Company covenants that it will at all times reserve and keep available out of its authorized and unissued Common Stock solely for the purpose of issuance upon conversion of Series C Preferred Stock, as herein provided, free from preemptive rights or any other actual or contingent purchase rights of persons other than the holders of Series C Preferred Stock, not less than 100% of such number of shares of Common Stock as shall be issuable (taking into account the adjustments and restrictions of sub-section (b) upon the conversion of all outstanding shares of Series C Preferred Stock hereunder. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid and non-assessable.

(c )  Upon a conversion hereunder the Company shall not be required to issue stock certificates representing fractions of shares of Common Stock, but may if otherwise permitted and unless waived by the Holder of the Series C Preferred Stock, make a cash payment in respect of any final fraction of a share based on the Per Share Market Value at such time. If the Company elects not, or is unable, to make such a cash payment, the Holder of a share of Series C Preferred Stock shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

(d)  The issuance of certificates for shares of Common Stock on conversion of Series C Preferred Stock shall be made without charge to the Holders thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such shares of Series C Preferred Stock so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

(e) Shares of Series C Preferred Stock converted into Common Stock shall be canceled and shall have the status of authorized but unissued shares of undesignated preferred stock.

(f) Any and all notices or other communications or deliveries to be provided by the Holders of the Series C Preferred Stock hereunder, including, without limitation, any Conversion Notice, shall be in writing and delivered by facsimile, sent by a nationally recognized overnight courier service, or sent by certified or registered mail, postage prepaid, addressed to the attention of the President of the Company at the facsimile telephone number or address of the principal place of business of the Company. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered by facsimile, sent by a nationally recognized overnight courier service or sent by certified or registered mail, postage prepaid, addressed to each Holder of Series C Preferred Stock at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:00 p.m. (New York time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:00 p.m. (New York time) on any date and earlier than 11:59 p.m. (New York time) on such date, (iii) four days after deposit in the United States mails, (iv) the Business Day (as defined in Section 7) following the date of mailing, if send by nationally recognized overnight courier service, or (v) upon actual receipt by the party to whom such notice is required to be given.

Appendix D

Wyoming Secretary of State Herschler Building East, Suite 101 122 W 25th Street Cheyenne, WY 82002-0020 Ph. 307.777.7311 Email: Business@wyo.gov	For Office Use Only

Profit Corporation

Articles of Amendment

1.  Corporation name:

Bergio International, Inc.

2.  Article number(s)  IV  is amended as follows:

*Article number(s) is not your filing ID number. Example: 2000-000123456

The number of authorized shares of Common Stock is hereby increased from 1,000,000,000 to 3,000,000,000. All other terms and conditions remain unchanged.

3.  If the amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself which may be made upon facts objectively ascertainable outside the articles of amendment.

N/A

4.  The amendment was adopted on  February 10, 2021

(Date – mm/dd/yyyy)

5.  Approval of the amendment: (Please check only one appropriate field to indicate the party approving the amendment.)

[  ]Shares were not issued and the board of directors or incorporators have adopted the amendment.

OR

[  ]Shares were issued and the board of directors have adopted the amendment without shareholder approval, in compliance with W.S. 17-16-1005.

OR

[X]Shares were issued and the board of directors have adopted the amendment with shareholder approval, in compliance with W.S. 17-16-1003.

Signature: /s/ Berge Abajian	Date: ____________________
(May be executed by Chairman of Board, President or another of its officers.)	(mm/dd/yyy)

Print Name: Berge Abajian	Contact Person: Berge Abajian
Title: President, CEO and Director	Daytime Phone Number: 201-805-3900
Email: berge@bergio.com
(Email provided will receive annual report reminders and filing evidence.) *May list multiple email addresses

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Checklist

Filing Fee: $50.00 Make check or money order payable to Wyoming Secretary of State.
Please submit on originally signed document.
Typical processing time is 3-5 business days following the date of receipt in our office.
Please review from prior to submitting to the Secretary of State to ensure all areas have been completed to avoid a delay in the processing time of your documents.

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